ANNUAL REPORT


1996
1996
1996
1996
1996


[GRAPHIC]


SMITH BARNEY
NATURAL RESOURCES
FUND INC.
---------------------------------
October 31, 1996



[LOGO]  SMITH BARNEY MUTUAL FUNDS

        Investing for your future.
        Every day.

--------------------------------------------------------------------------------
                    SMITH BARNEY NATURAL RESOURCES FUND INC.
--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to bring you the annual report of the Smith Barney Natural Resources Fund Inc. which covers the year ended October 31, 1996. In this report, we summarize the period's prevailing economic and market conditions and outline the Fund's investment strategy. A detailed summary of performance and current holdings can be found in the annual report.

Fund Performance Review

For the year ended October 31, 1996, the Smith Barney Natural Resources Fund had a total return of 39.09% for Class A shares, which compares favorably to the return of 24.10% for the Standard & Poor's 500 Stock Price Index (S&P 500)* and 35.80% for the average of 41 natural resource funds tracked by Lipper Analytical Services, Inc., a major fund tracking organization. The chart below shows why we are bullish on natural resources.

* The S&P 500 is a capitalization-weighted measure of 500 widely held common stocks and a widely-used stock market benchmark.


                       WORLDWIDE COMMODITY GROWTH RATES
                       --------------------------------
                                  1985--1996


                COPPER   ALUMINIUM   ETHYLENE  CRUDE OIL  GASOLINE

US              3.53      2.63         4.4       1.22       1.16
EUROPE          2.12      3.06         3.81      1.43       1.76
JAPAN           1.29      3.68         4.23      3.0        4.22
CHINA           8.49     10.0         10.84      5.89       4.53
OTHER ASIA     14.22      9.58         9.20      8.79      10.82


Source: Davis Skaggs Investment Management. Donaldson, Lufkin & Jenrette provided the aluminum data. Salomon Brothers supplied the copper data. Morgan Stanley provided the ethylene data and Bloomberg Information Services supplied the information about oil and gas growth rates. Although we believe the information in this chart to be correct, we cannot guarantee its accuracy.

The main reason for the Fund's success during the year was strong performances by the gold and energy sectors of the portfolio. During the first part of the fiscal year, high lending rates for physical gold combined with budget uncertainties in the U.S. to create a brief period of outperformance. Gold was one of the strongest sectors in the financial markets in the first half of the year.

In the energy sector, strong global demand growth, led by the developing countries of Southeast Asia, has kept markets surprisingly tight. Cold weather throughout the Northern Hemisphere last winter also helped, as did Saddam Hussein's surprise attack on one of the Kurdish factions of northern Iraq, which served to delay Iraq's return to world oil markets. The Fund's best performing stocks in the energy sector included Oryx Energy, Snyder Energy, Burlington Resources, Command Petroleum (Australia), Noram Energy, Enserch Corporation, Diamond Offshore Drilling, Global Marine, and Noble Drilling Corporation. Moreover, the Fund's positions in the aluminum, zinc, and paper industries also contributed to the past year's strong performance.

Economic Outlook

While growth in the United States has remained surprisingly strong, other areas of the world, such as continental Europe and Japan, have experienced less robust economic conditions. Central bankers around the developed world (with the exception of the UK) have been lowering interest rates, and we expect lower worldwide interest rates to lead to a re-acceleration of global economic growth. We expect this stronger economic environment will be a good one for the natural resource industries.

Capital has been readily available in both the developed and developing countries, and it has been used to expand capacity in many industries. This in turn should lead to increased demand for raw materials and natural resources. We believe that investments in natural resources are one of the best ways to participate in the rapid growth that will characterize many parts of the world over the next five years. CNN and the U.S. media in general have shown the world our standard of living, and many countries aspire to something similar over time. We think it is inevitable that future demand for oil, natural gas, precious metals, aluminum, copper, fertilizer and other natural resources will grow at a rate which exceeds historic norms.

Inflation has been pronounced dead and buried by the financial press and, as this is written, there are few "clouds" suggesting any imminent problem on this front. However, the wealth effect from higher stock markets around the world should cause consumption and investment to increase. When Europe and Japan recover, this may limit additional disinflation in their economies and could limit the funds available to invest in our bond market. In this country, many labor markets are tight, suggesting somewhat higher wage settlements in the year ahead. We see a modest pick-up in inflation to 3 1/2% in the next 18 months. Even this relatively small change should be positive for natural resource investments.

Globalization of the Resource Industries

Whether one is talking about gold mining, paper and forest products, or oil exploration, the major opportunities in the resource industries are increasingly found overseas. Countries around the world are looking for sources of hard currency that can be used to develop their economies. Exploiting their mineral resources is one way to achieve these hard currency earnings. Although these countries may be geologically promising, they are generally under-explored relative to North America because of past economic policies. At the same time, tougher environmental policies and unreasonable permitting delays are making North America less attractive for exploration. This combination of factors has led to the explosion in international activity in all of the natural resource industries.

In every industry we follow, we are looking for ways to capitalize on this trend towards globalization. In the paper industry, it has led us to invest in an Indonesia-based company that benefits from a low-cost wood supply and proximity to fast-growing Asian markets. In the oil industry, it has led us to invest in an Australian company operating off the East Coast of India and also a Canadian company operating off the West coast of Nigeria. In the gold and metals industry, it has led us to invest in companies operating on almost every continent of the world.

We believe it is necessary to seek out the best investment opportunities available, wherever they may be located. This effort requires an assessment of political risks, but in the end, this type of risk cannot be completely avoided. Even if we invested only in North American companies, we would still be taking on similar risks--they are engaged in exactly the same process we are describing. We seek to limit out risk by ensuring that the Fund is diversified across a range of countries and industries.

Precious Metals

The Natural Resources Fund's largest commitment was to the precious metals sector, which represented about one-third of total assets during the second half of the fiscal year. Our precious metals sector allocation includes 15.5% of Fund assets invested in North American companies, 8.0% invested in

Australian companies and 6.9% invested in African companies (primarily South African).

Within this sector, the Fund has focused on two types of investments. First, we look for companies that are growing gold reserves and production, and therefore have the ability to increase in value without an increase in the gold price. In the gold industry, wealth is generally created by discovery of resources. Much of the exciting development activity is taking place in previously under-exploited parts of the world, ranging from the rain forests of South America to the mountains of Indonesia, to the deserts of Northern Australia. The Fund has positions in a basket of stocks, ranging from the largest to the smallest in the industry, which we believe have some of the best exploration and development projects in the world. The table below lists some of the Fund's holdings and the locations of their primary operations. This package of investments provides a comparatively inexpensive exposure to a range of exploration projects in various stages of development. Over time, we think that many of these companies will prove to be successful.

                  Natural Resource Fund's Worldwide Exposure in
                        Gold Exploration and Development

           Company                               Countries
           -------                               ---------

   Golden Star Resources     Guyana, French Guiana, Suriname, Brazil, Mali
   Homestake Mining          North America, Australia, Chile, Guyana, Venezuela
   Sons of Gwalia            Australia
   Philex Mining             Philippines
   Aurora Gold               Indonesia
   Emperor Mines             Fiji
   Newmont Mining            North America, Peru, Uzbehkistan, Indonesia
   Ranger Minerals           Ghana
   Normandy Mining           Australia, Ghana, Sudan, Turkey, Peru
   Goldfields                Australia, Tasmania, Papua New Guinea
   Meekathara Minerals       Australia, Indonesia
   Philippine Gold           Philippines
   Ashanti Goldfields        Ghana, Tanzania, Ethiopia, Mali

The second type of gold position the Fund takes is based on valuation or restructuring. We look for undervalued opportunities with specific catalysts that can lead to higher valuations. Homestake Mining, for example, fits this category. The company is valued at about one-half the valuation of its major North American peers, primarily because it is perceived to be "ex-growth." We believe Homestake has high quality assets, a good long-range exploration strategy, and a new CEO in Jack Thompson who is focused on changing the market's perception of the company.

In addition to Homestake Mining, other gold holdings which fit into this category include Hecla Mining, Amax Gold (added since fiscal year end), and all of our investments in the South African Mining industry. Our South African positions are discussed in greater detail in a special section that follows this letter.

Energy

Positions in the energy area represent the next largest commitment of Natural Resources Fund assets, making up roughly 27% of the portfolio as of October 31, 1996. The various groups that make up the energy sector are weighted in the Fund as follows: the exploration and production (E&P) industry (10.9% of assets), energy service companies (9.5% of assets), natural gas pipeline companies (4.8% of assets), and refining and marketing companies (2.3% of assets).

The exploration and production industry is experiencing a resurgence as strong prices for both oil and natural gas are leading to improved cash flows. Within this sector, the Fund's largest holding was Snyder Energy, which has benefited both from internal corporate restructuring and from pricing improvement for Rocky Mountain natural gas. In addition, Synder owns 32% of Command Petroleum, which received a takeover offer at a substantial premium. The Natural Resources Fund also owned a position in Command Petroleum, which we have recently sold at a price above the announced takeover price. During 1996, Snyder's stock has doubled, but we believe it has significantly more upside potential if current industry conditions persist. Other Fund holdings in the E&P sector include Oryx Energy, Enserch Exploration Corporation, and American Exploration Company.

Conditions in the energy service industry remain the best they have been since the early 1980's. Strong cash flow for their customers--international and domestic oil companies--has led to increased demand for their goods and services. The industry has been consolidating for fifteen years, and has been reluctant to add new capacity after years of financial difficulty.

Improved technology has reduced the cost to the oil companies of exploring for and developing oil and gas. With prices for West Texas Intermediate crude oil near $24 per barrel and U.S. natural gas over $3.00 per million cubic feet
(mcf), it is easy to argue that prices are unsustainably high. However, even if commodity prices decrease, we believe that demand for energy service companies should remain strong. The Fund's largest holdings in the energy service industry include Noble Drilling, BJ Services, Weatherford Enterra Corporation, Tech Sym Corporation, and Dresser Industries. In addition, the Fund holds a position in Far East Livingston Shipbuilding, which we believe will benefit from the eventual construction of additional jack-up and semi-submersible drilling rigs.

In the pipeline sector, the Fund holds positions in Mitchell Energy and Development, which has a large natural gas processing division and also a substantial real estate company that we think is unappreciated by the market. The company is currently involved in a lawsuit in Texas, which could be resolved as early as mid-1997. Once the lawsuit is settled, we believe the company will give serious consideration to separating its oil and gas and real estate companies, which should be positive for the stock. Other positions held by the Fund as of October 31, 1996 include USX-Delhi Group and Enron Corporation.

In the refining sector, the Natural Resources Fund owns Ultramar and Valero Energy, both of which benefited from takeovers and restructurings announced in the last several months. Ultramar agreed to merge with Diamond Shamrock Corporation, creating one of the largest independent refiners with significant cost cutting opportunities. Valero recently announced a plan to separate its refining and pipeline business, a move that is expected to unlock significant values.

Metals

All of the metals industries suffered in the last six months from the effects of the Sumitomo copper trading scandal. We believe that the uncertainty caused by the scandal has created good buying opportunities in many of these industries, and we have increased the Fund's weighting in this sector. Holdings in the metals sector represented about 15% of Natural Resources Fund assets at fiscal year end.

The Fund's largest commitment in the metals sector was to the aluminum industry which represented 4.6% of assets at the end of the fiscal year. After a long and protracted inventory correction that saw prices decline more than 40% from their highs, the price of aluminum bottomed at about $0.60 per pound in the third quarter. We still have some concerns that demand will not be as strong as the industry had once hoped, primarily because PET plastic is gaining share from aluminum cans in the U.S. market. However, new sources of aluminum demand are being created by beverage can markets in developing nations and by increasing usage in the automobile and aerospace industries. The Fund's largest holdings in the aluminum industry are Reynolds Metals, Alcoa Aluminum, and Commonwealth Aluminum.

The Fund's next largest commitment is to the titanium industry, where its holding in Titanium Metals Corporation (TIMET) represented approximately 3% of Fund assets. The titanium industry is benefiting from increased demand from both the resurgent aerospace industry and from new applications such as golf club heads.

Other metals holdings include Savage Resources (Australia) and Asturiana de Zinc (Spain) in the zinc industry, and Cyprus Amax Minerals in the copper industry. In the steel industry, the Fund holds Schnitzer Steel, which is one of the country's largest processors of scrap metal.

Paper

The Natural Resources Fund's holdings in the paper sector represented about 10% of assets as of October 31, 1996. Our largest position is Buckeye Cellulose Corporation, a maker of specialty cotton linter pulps which are used in many industrial applications. We believe Buckeye Cellulose Corp. dominates a protected niche, which should allow the company to sustain higher returns than other, more commodity-oriented paper companies over the next several years.

We think the commodity paper sector is also poised to rebound. Many of these stocks are selling close to book value, which is unusual in today's fully priced stock market. In addition, we are seeing signs that managements are adopting shareholder-oriented policies, such as major share repurchases, that have proven so successful in other industries. The Fund's largest holdings in the commodity paper sector are Bowater and Champion International.

Chemicals/Agricultural

As of October 31, 1996, holdings in the chemical/agricultural sector represented about 7% of Natural Resources Fund assets. The largest position is Agrium, a large, Canadian-based nitrogen fertilizer producer and marketer. Agrium recently announced a plan to merge with Viridian Corporation, which is another Canadian fertilizer company. Moreover, the company is building up a substantial fertilizer distribution capability in Argentina, a market with tremendous potential that is many years behind North America in fertilizer marketing. Over time, Agrium hopes to build a world-scale nitrogen fertilizer plant with an Argentinean partner. Other Fund positions in the chemical sector include General Chemical Group, International Specialty Products, and Crompton & Knowles Corporation.

We would like to thank you for your investment in the Smith Barney Natural Resources Fund. Please note that a special section entitled "Notes from a Visit to South Africa -- November 1996" appears after this letter and discusses in greater detail the Fund's investment strategy in that country. In closing, while the past year has been a good one, we hope over the next several years to continue providing results that justify your confidence in our investment management approach.

Sincerely,


/s/ Heath B. McLendon                       /s/ John G. Goode

Heath B. McLendon                           John G. Goode
Chairman and                                Vice President and
Chief Executive Officer                     Investment Officer


/s/ David Stadlin

David Stadlin
Investment Officer

December 2, 1996

--------------------------------------------------------------------------------
ANNOUNCING A NEW SYSTEMATIC INVESTMENT PROGRAM MINIMUM

If you are a shareholder purchasing shares of the Smith Barney Natural Resources Fund Inc. through Smith Barney's Systematic Investment Program on a monthly basis or if you plan to do so in the future, the minimum and subsequent investments for Class A, Class B and Class C shares is now $25. If you are purchasing shares on a quarterly basis, the minimum initial and subsequent investments for Class A, Class B and Class C shares is $50. Please contact your Smith Barney Financial Consultant for more information about the Systematic Investment Program. However, please note that participating in the Systematic Investment Program does not ensure a profit or protect you against a loss in declining markets.
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
NOTES FROM A VISIT TO SOUTH AFRICA -- NOVEMBER 1996

Recently, one of us had the opportunity to spend a week in South Africa, during which time meetings were held with numerous mining company managements, union representatives and government officials. As the following chart shows, a huge valuation disparity currently exists between South African mining companies and those in other parts of the world.


                                 Market Value
                                  Per Reserve        Price to
            October 1996             Ounce        Earnings Ratio
            ----------------------------------------------------
            North America            $207                27X
            Australia                $206                49X
            South Africa              $43                11X

            Source: Barclays de Zoete Wedd Securities

This valuation disparity results from a number of historical factors, the primary culprit being the fact that South Africa was a closed society for so long. Other factors include Byzantine corporate cross-holdings, foreign exchange controls, historically belligerent labor relations, deep level orebodies, and a production curve that has declined steeply in the past several years.

In the 1970's, the South African mining industry produced 1,000 tons of gold; in 1996, it will most likely produce about 500 tons (which is still 25% of the world's total).* As resource investors, we are intrigued by the following question: Is the South African mining industry in a permanent state of decline, or is there hope for improved results in the future? If the industry can improve its results, perhaps these companies can reduce the valuation disparity which currently exists. In our view, the long-term return potential for select South African mining companies may be significant.

The numbers in the table above do not even capture the most important difference in valuation. In South Africa, individual mining companies have traditionally been restricted from mining in areas other than a single lease area, which typically coincided with the land held by one or more farms.

Because they were restricted from exploring for gold outside their lease areas, South African mining companies had limited lives and were valued as wasting assets by the market. In addition, these companies employed cash basis accounting for reporting purposes, in which all capital expenditures are written off against earnings in the year they are undertaken, an accounting system not used in most other places in the world.

*Source: Gold Fields Minerals Services
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Today, South African mining company managements are aware of the valuation disparity, and are taking action to reduce the gap. First, these mining companies are putting together several mines into larger operating companies with long lives and "blue sky" exploration prospects. Second, these companies are canceling the management contracts that have placed the parent mining houses at odds with the shareholders in the individual mines. Lastly, managements are taking steps to address the productivity issues that have traditionally damaged the industry's international reputation. In our view, this last step may be the most important. All of the mines we visited during this trip had begun educating their workers and had instituted programs to integrate the management ranks on the mines. In addition, most South African mining companies have undertaken team-based productivity initiatives that should empower workers to improve their own productivity, thereby increasing their real wages.

Because labor makes up about 50% of mining costs, increased labor productivity should have a very beneficial effect on earnings. In addition, because management and the unions have not been able to agree on a full calendar operating schedule, most South African mines sit idle roughly 25% of the year. The gains to the mining companies from full calendar operations and higher labor productivity would be enormous.

The union leaders we met offered encouragement in this area. In fact, it was difficult to tell the difference between labor and management's position on this point. While there are still substantial issues to be worked out, we remain hopeful that full calendar operations can become a reality for many South African mining companies in the near future.

The different management groups have embraced the changes required by the new realities to differing degrees. The Natural Resources Fund has focused on those companies we believe are leading this change. We think that the Fund's holdings in the JCI group (including Western Areas), Vaal Reefs, and the Avgold Group (Target, ET Consolidated, Hartebeestfontein, Sun and Lorraine) fit this description.

The Fund's large holdings in Western Areas and Avgold have another common thread. Both companies have orebodies that are unique in the South African industry. These orebodies are wider than those being mined by the rest of the industry, and are therefore amenable to low-cost, mechanized mining. Several North American mining companies have expressed an interest in entering the South African industry. We believe that these two orebodies, because they may permit mechanized mining, are the most likely vehicles for that investment.

--------------------------------------------------------------------------------

================================================================================
 Historical Performance -- Class A Shares
================================================================================

                    Net Asset Value
                    ------------------
                    Beginning    End     Income     Capital Gain      Return       Total
Year Ended           of Year   of Year  Dividends   Distributions   of Capital   Returns(1)
===========================================================================================
10/31/96              $16.50    $22.95    $0.00         $0.00          $0.00       39.09%
-------------------------------------------------------------------------------------------
10/31/95               21.44     16.50     0.00          0.00           0.00      (23.04)
-------------------------------------------------------------------------------------------
10/31/94               18.89     21.44     0.00          0.00           0.00       13.50
-------------------------------------------------------------------------------------------
10/31/93               13.27     18.89     0.00          0.00           0.00       42.35
-------------------------------------------------------------------------------------------
10/31/92               13.93     13.27     0.06          0.00           0.03       (4.09)
-------------------------------------------------------------------------------------------
10/31/91               13.63     13.93     0.00          0.00           0.00        2.20
-------------------------------------------------------------------------------------------
10/31/90               16.96     13.63     0.21          0.00           0.11      (18.18)
-------------------------------------------------------------------------------------------
10/31/89               16.43     16.96     0.00          0.00           0.00        3.23
-------------------------------------------------------------------------------------------
10/31/88               18.58     16.43     0.00          0.90           0.00       (7.56)
-------------------------------------------------------------------------------------------
Inception*-10/31/87    15.20     18.58     0.00          0.00           0.00       22.24+
===========================================================================================
Total                                     $0.27         $0.90          $0.14
===========================================================================================

================================================================================
 Historical Performance -- Class B Shares
================================================================================

                    Net Asset Value
                    ------------------
                    Beginning    End     Income     Capital Gain      Return       Total
Year Ended           of Year   of Year  Dividends   Distributions   of Capital   Returns(1)
===========================================================================================
10/31/96              $16.15    $22.32    $0.00         $0.00          $0.00       38.20%
-------------------------------------------------------------------------------------------
10/31/95               21.14     16.15     0.00          0.00           0.00      (23.60)
-------------------------------------------------------------------------------------------
10/31/94               18.75     21.14     0.00          0.00           0.00       12.75
-------------------------------------------------------------------------------------------
Inception*-10/31/93    13.35     18.75     0.00          0.00           0.00       40.45+
===========================================================================================
Total                                     $0.00         $0.00          $0.00
===========================================================================================

================================================================================
 Historical Performance -- Class C Shares
================================================================================

                    Net Asset Value
                    ------------------
                    Beginning    End     Income     Capital Gain      Return       Total
Year Ended           of Year   of Year  Dividends   Distributions   of Capital   Returns(1)
===========================================================================================
10/31/96              $16.16    $22.32    $0.00         $0.00          $0.00       38.12%
-------------------------------------------------------------------------------------------
Inception*-10/31/95    20.63     16.16     0.00          0.00           0.00      (21.67)+
===========================================================================================
Total                                     $0.00         $0.00          $0.00
===========================================================================================

IT IS THE FUND'S POLICY TO DISTRIBUTE DIVIDENDS AND CAPITAL GAINS, IF ANY, ANNUALLY.

================================================================================
 Average Annual Total Return
================================================================================


                                           Without Sales Charge(1)
                                   ---------------------------------------------
                                   Class A         Class B           Class C
================================================================================
Year Ended 10/31/96                  39.09%           38.20%            38.12%
--------------------------------------------------------------------------------
Five Years Ended 10/31/96            10.65             N/A               N/A
--------------------------------------------------------------------------------
Inception* through 10/31/96           4.96            13.76              4.05
================================================================================


                                            With Sales Charge(2)
                                   ---------------------------------------------
                                   Class A         Class B           Class C
================================================================================
Year Ended 10/31/96                  32.12%           33.20%            37.12%
--------------------------------------------------------------------------------
Five Years Ended 10/31/96             9.53             N/A               N/A
--------------------------------------------------------------------------------
Inception* through 10/31/96           4.42            13.42              4.05
================================================================================


================================================================================
 Cumulative Total Return
================================================================================


                                                Without Sales Charge(1)
================================================================================
Class A (Inception* through 10/31/96)                    61.78%
--------------------------------------------------------------------------------
Class B (Inception* through 10/31/96)                    67.19
--------------------------------------------------------------------------------
Class C (Inception* through 10/31/96)                     8.19
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and C shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.00%; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from initial purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
* Inception dates for Class A, B and C shares are November 24, 1986, November 6, 1992 and November 7, 1994, respectively.
+ Total return is not annualized, as it may not be representative of the total return for the year.

================================================================================
 Historical Performance (unaudited)
================================================================================

                 Growth of $10,000 Invested in Class A Shares of
                  the Smith Barney Natural Resources Fund Inc.
              vs. MSCI World Index and Standard & Poor's 500 Index+

--------------------------------------------------------------------------------
                          November 1986 -- October 1996


                                   [GRAPHIC]


Date      Standard & Poor's 500 Index   Smith Barney Natural Resources Fund Inc.    MSCI World Index
----      ---------------------------   ----------------------------------------    ----------------
11/24/86          $ 9,500                               $10,000                         $10,000
10/87              11,613                                12,195                          10,640
10/88              10,735                                14,737                          12,210
10/89              11,081                                16,803                          15,428
10/90               9,066                                14,993                          14,273
10/91               9,266                                17,456                          19,043
10/92               8,886                                16,640                          20,937
10/93              12,650                                21,248                          24,058
10/94              14,358                                22,983                          24,988
10/95              11,049                                25,288                          31,587
10/31/96           15,369                                29,545                          39,196


+ Hypothetical illustration of $10,000 invested in Class A shares at inception on November 24, 1986, assuming deduction of the maximum 5.00% sales charge at the time of investment and the reinvestment of dividends and capital gains, if any, at net asset value through October 31, 1996. The Morgan Stanley Capital International World Index is an arithmetical average weighted by the market value performance of 1,468 securities listed on the stock exchanges of the USA, Europe, Canada, Australia, New Zealand and the Far East. The Standard & Poor's 500 Index is an index composed of widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. Figures for the index include the reinvestment of dividends. The indexes are unmanaged and not subject to the same management and trading expenses of a mutual fund. The performance of the Fund's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

================================================================================
 Portfolio Highlights (unaudited)                               October 31, 1996
================================================================================


Portfolio Breakdown

             [GRAPHIC]


Other Investments             13.1%
Singapore                      1.7%
Canada                         5.1%
Australia                     10.8%
United Kingdom                 1.2%
United States                 60.6%
South Africa                   5.4%
Spain                          0.7%
Ghana                          1.4%




Top Ten Common Stock Holdings


                                                Percentage of
                                              Total Investments
================================================================
Golden Star Resources Ltd.                            2.9%
Reynolds Metals Co.                                   2.8
Titanium Metals Corp.                                 2.7
Agrium Inc.                                           2.6
Western Areas Gold Mining Co. Ltd.                    2.5
Snyder Oil Corp.                                      2.3
General Chemicals Group Inc.                          2.0
Schnitzer Steel Industries Inc.                       2.0
Homestake Mining Co.                                  1.9
BJ Services Co.                                       1.9

================================================================================
 Schedule of Investments                                        October 31, 1996
================================================================================

    SHARES                         SECURITY                             VALUE
================================================================================
STOCKS -- 86.9%
Australia -- 10.8%
   6,800,000   Anzoil NL+                                             $ 755,028
     800,000   Aurora Gold Ltd.+                                      1,522,746
   1,500,000   Command Petroleum Ltd.+                                1,344,299
     366,300   Emperor Mines Ltd.+                                      697,227
     761,200   Goldfields Ltd.+                                       1,557,560
   1,500,000   Kimberly Diamond Co. NL+                                 321,204
   1,000,000   Meekatharra Minerals Ltd. +                              539,306
   1,971,077   Normandy Mining Ltd.                                   2,688,799
     212,212   Normandy Mining Ltd. Warrants, Expire 4/30/01+            76,579
     415,000   Orogen Minerals Ltd. GDR+ +++                            657,236
     299,600   Ranger Minerals NL+                                      997,970
   1,123,412   Savage Resources Ltd.                                  1,113,718
     400,000   Sons of Gwalia NL                                      2,585,496
   2,116,666   Tanami Gold NL+                                          587,552
--------------------------------------------------------------------------------
                                                                     15,444,720
--------------------------------------------------------------------------------
Canada -- 5.1%
     125,000   Avenor Inc.                                            2,143,763
     300,000   Ecuadorian Minerals Corp.+                               335,545
     483,100   El Callao Mining Corp.+                                  630,397
      25,900   Gold Reserve Corp.+                                      304,173
     150,000   Gran Colombia Resources Inc. +                           212,512
      25,000   Guyanor Ressources S.A. +                                242,338
      71,500   Harmac Pacific Inc.+                                     653,102
     200,000   Ourominas Minerals Inc.+                                 648,722
     100,000   Ourominas Minerals Inc. Warrants, Expire 8/8/97+         137,947
     750,000   Nelson Gold Corp.+                                       385,878
     680,600   Pan African Resources Corp.+                             532,869
     125,000   Philex Gold Inc.+ +++                                  1,001,976
   1,013,500   Reclamation Management Ltd.+                              45,344
--------------------------------------------------------------------------------
                                                                      7,274,566
--------------------------------------------------------------------------------
Ghana -- 1.4%
     120,000   Ashanti Goldfields Co. Ltd. GDR                        1,965,000
--------------------------------------------------------------------------------
Singapore -- 1.7%
     500,000   Far East Levingston Shipbuilding Ltd.                  2,416,607
--------------------------------------------------------------------------------
South Africa -- 5.4%
     271,600   Eastern Transvaal Consolidated Mines Ltd.                341,453
      64,000   Free State Consolidated Gold Mines Ltd.                  559,130
     151,300   Free State Consolidated Gold Mines Ltd. ADR            1,342,787
      82,300   Hartebeestfontein Gold Mining Co. Ltd.                   210,441
      14,400   Loraine Gold Mines Ltd.+                                  44,798
      17,500   Target Exploration Co. Ltd.+                              50,341
      11,000   Vaal Reefs Exploration & Mining Co. Ltd.                 855,530

                       See Notes to Financial Statements.

================================================================================
 Schedule of Investments (continued)                            October 31, 1996
================================================================================

    SHARES                         SECURITY                             VALUE
================================================================================
South Africa -- 5.4% (continued)
     100,000   Vaal Reefs Exploration & Mining Co. Ltd. ADR          $  768,750
     233,541   Western Areas Gold Mining Co. Ltd.                     3,607,868
--------------------------------------------------------------------------------
                                                                      7,781,098
--------------------------------------------------------------------------------
Spain -- 0.7%
     130,000   Asturiana de Zinc S.A.+                                1,019,807
--------------------------------------------------------------------------------
United Kingdom -- 1.2%
   1,450,000   Kenmare Resources PLC                                    702,450
       4,270   Lonrho PLC                                                10,395
     325,000   Philippine Gold PLC+                                     979,075
     100,000   Reunion Mining PLC Warrants, Expire 4/1/97+@                   0
--------------------------------------------------------------------------------
                                                                      1,691,920
--------------------------------------------------------------------------------
United States -- 60.6%
     181,000   Abacan Resource Corp.+                                 1,380,125
     275,000   Agrium Inc.                                            3,678,125
      30,000   Aluminum Co. of America                                1,758,750
      80,000   Alyn Corp.+                                            1,100,000
     122,900   American Exploration Co.+                              1,597,700
     224,000   Asia Pacific Resources International Holdings Ltd.+    1,232,000
      60,000   BJ Services Co.+                                       2,692,500
      50,000   Bowater Inc.                                           1,768,750
     100,000   Buckeye Cellulose Corp.+                               2,612,500
      50,000   Burlington Resources, Inc.#                            2,518,750
      54,000   Champion International Corp.                           2,349,000
      50,000   Commonwealth Aluminum Corp.                              787,500
      84,000   Crompton & Knowles Corp.                               1,512,000
     200,000   Crown Resource Corp.+                                  1,175,000
     100,000   Cyprus Amax Minerals Co.                               2,262,500
      40,000   Dresser Industries, Inc.                               1,315,000
      30,000   Enron Corp.                                            1,395,000
     200,000   Enserch Exploration Inc.+                              1,975,000
     150,000   General Chemicals Group Inc.                           2,850,000
      70,000   GeoScience Corp.+                                        752,500
     225,000   Golden Star Resources Ltd.+                            4,190,625
     100,000   Gradall Industries, Inc.+                              1,087,500
     300,000   Grant Geophysical, Inc.+                                 421,875
     135,000   Hecla Mining Co.+                                        759,375
     190,451   Homestake Mining Co.                                   2,713,926
      65,000   International Specialty Products Inc.+                   706,875
      40,300   Leucadia National Corp.                                  952,088
      80,000   Longview Fibre Co.                                     1,390,000
      53,300   Mitchell Energy & Development Corp., Class A Shares    1,052,675
      96,700   Mitchell Energy & Development Corp., Class B Shares    2,006,525
      30,000   Newmont Mining Corp.                                   1,387,500
     100,000   Noble Drilling Corp.+                                  1,862,500
     135,000   Oryx Energy Co.+                                       2,598,750

                       See Notes to Financial Statements.

================================================================================
 Schedule of Investments (continued)                            October 31, 1996
================================================================================

    SHARES                         SECURITY                             VALUE
================================================================================
United States -- 60.6% (continued)
      70,000   Reynolds Metals Co.                                  $ 3,937,500
     105,000   Schnitzer Steel Industries Inc.                        2,795,625
     212,500   Snyder Oil Corp.                                       3,240,625
      84,000   Stillwater Mining Co.                                  1,449,000
     125,000   Stone Container Corp.                                  1,906,250
      50,000   Tech-Sym Corp.+                                        1,343,750
     125,000   Titanium Metals Corp.+                                 3,843,750
      85,000   Ultramar Corp.+                                        2,433,125
     175,000   USX-Delhi Group                                        2,296,875
      35,000   Valero Energy Corp.                                      831,250
      50,000   Weatherford Enterra, Inc.+                             1,450,000
     125,000   Del Webb Corp.                                         2,000,000
     125,000   Willbros Group, Inc.+                                  1,171,875
--------------------------------------------------------------------------------
                                                                     86,542,539
--------------------------------------------------------------------------------
               TOTAL STOCKS
               (Cost -- $111,120,986)                               124,136,257
================================================================================
PUTOPTION -- 0.1%
      60,000   Golden Star Resources, Put @ $15, Expire 1/18/97
               (Cost -- $98,050)                                         67,500
================================================================================


     FACE
     AMOUNT                        SECURITY                             VALUE
================================================================================
CONVERTIBLE NOTE -- 0.1%
   $ 200,000   Stillwater Mining Co., 7.00%
                 due 5/1/03+++ (Cost -- $200,000)                       193,000
================================================================================
EXCHANGEABLE DEBENTURE -- 0.2%
     379,800   Atlas Corp., 7.00% due 12/5/00 (Cost -- $336,978)        341,820
================================================================================
               SUB-TOTAL INVESTMENTS
               (Cost -- $111,756,014)                               124,738,577
================================================================================
REPURCHASE AGREEMENT -- 12.7%
  18,139,000   CS First Boston Corp., 5.47% due 11/1/96;
                 Proceeds at maturity -- $18,141,756; (Fully
                 collateralized by U.S. Treasury Bill due 3/27/97;
                 Market value -- $18,511,432) (Cost -- $18,139,000)  18,139,000
================================================================================
               TOTAL INVESTMENTS -- 100%
               (Cost -- $129,895,014*)                             $142,877,577
================================================================================

+    Non-income producing security.
+++ Security exempt from registration under Rule144A of the Securities Act of 1933. These securities may be resold in transactions that are exempt from registration, generally to qualified institutional buyers.
#    Security segregated by Custodian to cover written call options.
@    Restricted security (See Note 10).
*    Aggregate cost for Federal income tax purposes is substantially the same.

                       See Notes to Financial Statements.

================================================================================
 Statement of Assets and Liabilities                           October 31, 1996
================================================================================

ASSETS:
  Investments, at value (Cost -- $111,756,014)                     $124,738,577
  Repurchase agreement (Cost -- $18,139,000)                         18,139,000
  Foreign currency (Cost -- $1,344,894)                               1,325,131
  Receivable for Fund shares sold                                       507,893
  Receivable for securities sold                                         61,004
  Dividends and interest receivable                                      10,673
--------------------------------------------------------------------------------
  Total Assets                                                      144,782,278
--------------------------------------------------------------------------------
LIABILITIES:
  Payable for Fund shares purchased                                   6,772,044
  Payable for securities purchased                                    5,268,430
  Options written (Note 5)                                              400,000
  Management fees payable                                                84,018
  Distribution fees payable                                              37,203
  Payable for open forward foreign currency contracts (Note 6)           10,644
  Payable to bank                                                         4,466
  Accrued expenses and other liabilities                                113,960
--------------------------------------------------------------------------------
  Total Liabilities                                                  12,690,765
--------------------------------------------------------------------------------
Total Net Assets                                                   $132,091,513
================================================================================
NET ASSETS:
  Par value of capital shares                                      $      5,856
  Capital paid in excess of par value                               130,772,433
  Accumulated net investment income                                     969,082
  Accumulated net realized loss from security transactions,
    options and foreign currencies                                  (12,330,425)
  Net unrealized appreciation of investments, options and
    foreign currencies                                               12,674,567
--------------------------------------------------------------------------------
Total Net Assets                                                   $132,091,513
================================================================================
Shares Outstanding:
  Class A                                                             2,201,056
  ------------------------------------------------------------------------------
  Class B                                                             3,314,188
  ------------------------------------------------------------------------------
  Class C                                                               340,531
  ------------------------------------------------------------------------------
Net Asset Value:
  Class A (and redemption price)                                         $22.95
  ------------------------------------------------------------------------------
  Class B*                                                               $22.32
  ------------------------------------------------------------------------------
  Class C**                                                              $22.32
  ------------------------------------------------------------------------------
Class A Maximum Public Offering Price Per Share
  (net asset value plus 5.26% of net asset value per share)              $24.16
================================================================================

* Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed within one year from initial purchase (See Note 2).
** Redemption price is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                       See Notes to Financial Statements.

================================================================================
 Statement of Operations                     For the Year Ended October 31, 1996
================================================================================

INVESTMENT INCOME:
  Dividends                                                         $ 1,077,453
  Interest                                                              796,977
  Less: Foreign withholding tax                                         (28,824)
        Interest expense                                               (221,703)
--------------------------------------------------------------------------------
  Total Investment Income                                             1,623,903
--------------------------------------------------------------------------------
EXPENSES:
  Management fees (Note 2)                                              763,626
  Distribution fees (Note 2)                                            665,205
  Shareholder and system servicing fees                                 224,618
  Registration fees                                                     112,016
  Custody                                                                80,895
  Shareholder communications                                             54,316
  Audit and legal                                                        48,286
  Directors' fees                                                        31,250
  Other                                                                   7,075
--------------------------------------------------------------------------------
  Total Expenses                                                      1,987,287
--------------------------------------------------------------------------------
Net Investment Loss                                                    (363,384)
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS,
OPTIONS AND FOREIGN  CURRENCIES (NOTES 3, 5 AND 6):
  Realized Gain (Loss) From:
    Security transactions (excluding short-term securities)          13,906,774
    Options written                                                      70,516
    Foreign currency transactions                                      (457,262)
--------------------------------------------------------------------------------
  Net Realized Gain                                                  13,520,028
--------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation of
  Investments, Options and Foreign Currencies:
    Beginning of year                                                   482,865
    End of year                                                      12,674,567
--------------------------------------------------------------------------------
  Increase in Net Unrealized Appreciation                            12,191,702
--------------------------------------------------------------------------------
Net Gain on Investments, Options and Foreign Currencies              25,711,730
--------------------------------------------------------------------------------
Increase in Net Assets From Operations                              $25,348,346
================================================================================

                       See Notes to Financial Statements.

================================================================================
 Statements of Changes in Net Assets             For the Years Ended October 31,
================================================================================

                                                               1996             1995
========================================================================================
OPERATIONS:
  Net investment loss                                     $    (363,384)   $    (455,937)
  Net realized gain                                          13,520,028        3,103,162
  Increase (decrease) in net unrealized appreciation         12,191,702      (18,931,243)
----------------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets From Operations          25,348,346      (16,284,018)
----------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                              --               --
----------------------------------------------------------------------------------------
  Decrease in Net Assets From
  Distributions to Shareholders                                      --               --
----------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 11):
  Net proceeds from sale of shares                          544,169,046      490,041,739
  Net asset value of shares issued for
    reinvestment of dividends                                        --               --
  Cost of shares reacquired                                (491,629,316)    (498,628,547)
----------------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets From
  Fund Share Transactions                                    52,539,730       (8,586,808)
----------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                            77,888,076      (24,870,826)
NET ASSETS:
  Beginning of year                                          54,203,437       79,074,263
----------------------------------------------------------------------------------------
  End of year*                                            $ 132,091,513    $  54,203,437
========================================================================================
* Includes accumulated net investment income (loss) of:   $     969,082    $    (820,799)
========================================================================================

                       See Notes to Financial Statements.

================================================================================
 Notes to Financial Statements
================================================================================

     1. SIGNIFICANT ACCOUNTING POLICIES

     Smith Barney Natural Resources Fund Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

     The significant accounting policies followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded in national securities markets are valued at the closing prices in the primary exchange on which they are traded; securities listed or traded on certain foreign exchanges or other markets whose operations are similar to the U.S. over-the-counter market (including securities listed on exchanges where the primary market is believed to be over-the-counter) and listed securities for which no sale was reported on that date are valued at the mean between the bid and ask prices. Securities which are listed or traded on more than one exchange or market are valued at the quotations on the exchange or market determined to be the primary market for such securities. Gold bullion is valued at the daily London afternoon fixing; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates market value; (d) the accounting records of the Portfolio are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian; (e) interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis; (f) dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) gains or losses on the sale of securities are calculated by using the specific identification method; (i) direct expenses are charged to each class; management fees and general expenses are allocated on the basis of relative net assets; (j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At October 31, 1996, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of accumulated realized losses amounting to $1,209,130 was reclassified to paid-in capital. Net investment income, net

================================================================================
 Notes to Financial Statements (continued)
================================================================================

realized gains and net assets were not affected by this change; (k) the Fund intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (l) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     In addition, the Fund may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked-to-market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled.

     2. MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS

     Smith Barney Mutual Funds Management Inc. ("SBMFM"), a subsidiary of Smith Barney Holdings Inc. ("SBH"), acts as investment manager to the Fund. The Fund pays SBMFM a management fee calculated at an annual rate of 0.75% of the average daily net assets. This fee is calculated daily and paid monthly.

     Smith Barney Inc. ("SB"), another subsidiary of SBH, acts as distributor of the Fund's shares. For the year ended October 31, 1996, SB received sales charges of $500,000 on sales of the Fund's Class A shares.

     There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year from initial purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In addition, Class A shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge. For the year ended October 31, 1996, CDSCs paid to SB were approximately:


                                              Class A      Class B     Class C
================================================================================
CDSCs                                         $1,000      $109,000     $10,000
================================================================================

================================================================================
 Notes to Financial Statements (continued)
================================================================================

     Pursuant to a Distribution Plan, the Fund pays a service fee with respect to Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to Class B and C shares calculated at an annual rate of 0.75% of the average daily net assets for each class, respectively. For the year ended October 31, 1996, total Distribution Plan fees incurred were:


                                              Class A      Class B     Class C
================================================================================
Distribution Plan Fees                       $111,199     $511,268     $42,738
================================================================================

     All officers and one Director of the Fund are employees of SB.

     3. INVESTMENTS

     During the year ended October 31, 1996, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:


--------------------------------------------------------------------------------
Purchases                                                         $150,723,960
--------------------------------------------------------------------------------
Sales                                                              106,961,975
================================================================================

     At October 31, 1996, aggregate gross unrealized appreciation and depreciation of investments were as follows:


================================================================================
Gross unrealized appreciation                                      $17,315,157 *
Gross unrealized depreciation                                       (4,332,594)*
--------------------------------------------------------------------------------
Net unrealized appreciation                                        $12,982,563 *
================================================================================

* Substantially the same for Federal income tax purposes.

     4. FUTURES CONTRACTS

     Initial margin deposits made upon entering into futures contracts are recognized as assets. The initial margin is segregated by the custodian and is noted in the schedule of investments. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts) and the credit risk should a counterparty fail to perform under such contracts.

================================================================================
 Notes to Financial Statements (continued)
================================================================================

     At October 31, 1996, there were no open futures contracts.

     5. OPTIONS CONTRACTS

     Premiums paid when put or call options are purchased by the Fund, represent investments, which are marked-to-market daily and are included in the schedule of investments. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

     As of October 31, 1996, the Fund held one purchase put option with a total cost of $98,050.

     When a Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised the cost of the security sold will be decreased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash. The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.

================================================================================
Notes to Financial Statements (continued)
================================================================================

     The following covered call option transactions occurred during the year ended October 31, 1996:


                                                                       Number of
                                                          Premium      Contracts
================================================================================
Options written, outstanding at October 31, 1995         $      0           0
Options written during the year ended October 31, 1996    228,497         870
Options exercised                                        (101,877)       (370)
--------------------------------------------------------------------------------
Options written, outstanding at October 31, 1996         $126,620         500
================================================================================

     The following represents the covered call option written contracts as of October 31, 1996:


 Number of                                                 Strike
 Contracts                                   Expiration     Price        Value
================================================================================
Covered Call Options Written
    500    Burlington Resources, Inc.
          (Premiums received-- $126,620)       11/16/96     $42.50     $400,000
================================================================================

    6. FORWARD FOREIGN CURRENCY CONTRACTS

     At October 31, 1996, the Fund had open forward foreign currency contracts as described below. The Fund bears the market risk that arises from changes in foreign currency exchange rates. The unrealized loss on the contracts reflected in the accompanying financial statements are as follows:


                                    Local      Market   Settlement   Unrealized
Foreign Currency                  Currency      Value      Date         Loss
================================================================================
To Sell:
Australian Dollar                   39,350    $ 31,207    11/1/96    $   (160)
Australian Dollar                   40,163      31,845    11/6/96        (177)
Spanish Peseta                 116,253,000     909,167    1/13/97      (9,167)
------------------------------------------------------------------------------
                                                                       (9,504)
------------------------------------------------------------------------------
To Buy:
South African Rand               1,628,263     346,408    11/5/96      (1,140)
------------------------------------------------------------------------------
Total Unrealized Loss on Forward
   Foreign Currency Contracts                                        $(10,644)
==============================================================================


================================================================================
 Notes to Financial Statements (continued)
================================================================================

    7. REPURCHASE AGREEMENTS

     The Fund purchases (and its custodian takes possession of) U.S. Government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed upon higher repurchase price. The Fund requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

    8. FUND CONCENTRATION OF RISK

     The Fund's investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in a foreign currency and may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. Dollar can significantly affect the value of these investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

     In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

     The Fund also intends to invest at least 65% of its assets in natural resource-related investments. As a result of this concentration policy, which is a fundamental policy of the Fund, the Fund's investment may be subject to greater risk and market fluctuation than a fund that invests in securities representing a broader range of investment alternatives. Historically, stock prices of companies involved in natural resource-related industries have been volatile.

    9. CAPITAL LOSS CARRYFORWARD

     At October 31, 1996, the Fund had, for Federal income tax purposes, approximately $11,968,000 of capital loss carryforwards available to offset any future realized capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed. The amount and year of the expiration for each carryforward loss is indicated below.


                                         10/31/98     10/31/99      10/31/00
================================================================================
Carryforward Amounts                    $3,460,000   $7,188,000    $1,320,000
================================================================================

================================================================================
 Notes to Financial Statements (continued)
================================================================================

    10. RESTRICTED SECURITY

     The Fund's investment in the following security is restricted as to resale and is valued under the direction of the Fund's Board of Directors in good faith, at fair value, taking into consideration the appropriate economic, financial and other pertinent available information pertaining to the restricted security. At October 31, 1996, the Fund held the following restricted security:


                                                   Value           Percentage
                            Aquisition             Per     Fair    of Total
  Security                     Date      Shares    Unit    Value   Net Assets   Cost
=====================================================================================
Reunion Mining PLC
   Warrants, Expire 4/1/97  10/26/94    100,000    $0.00     $0      0.00%       $0
=====================================================================================

     11. CAPITAL SHARES

     At October 31, 1996, the Fund had three billion shares of capital stock authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Fund and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares.

     At October 31, 1996, total paid-in capital amounted to the following for each class:

                                     Class A          Class B        Class C
================================================================================
Total Paid-in Capital              $63,156,297      $60,703,015    $6,918,977
================================================================================

     Transactions in shares of each class were as follows:


                                     Year Ended                        Year Ended
                                  October 31, 1996                 October 31, 1995*
                            ----------------------------      ----------------------------
                               Shares          Amount             Shares        Amount
==========================================================================================
Class A
Shares sold                  19,586,022    $ 402,810,122       20,611,514    $ 379,301,425
Shares redeemed             (19,074,759)    (393,472,638)     (20,851,338)    (384,748,072)
------------------------------------------------------------------------------------------
Net Increase (Decrease)         511,263    $   9,337,484         (239,824)   $  (5,446,647)
==========================================================================================
Class B
Shares sold                   6,446,926    $ 130,177,104        5,952,309    $ 107,496,241
Shares redeemed              (4,726,657)     (93,497,561)      (6,141,956)    (111,234,263)
------------------------------------------------------------------------------------------
Net Increase (Decrease)       1,720,269    $  36,679,543         (189,647)   $  (3,738,022)
==========================================================================================
Class C
Shares sold                     533,568    $  11,181,820          179,087    $   3,244,073
Shares redeemed                (228,398)      (4,659,117)        (143,726)      (2,646,212)
------------------------------------------------------------------------------------------
Net Increase                    305,170    $   6,522,703           35,361    $     597,861
==========================================================================================

* For Class C shares, transactions are for the period from November 7, 1994 (inception date) to October 31, 1995.

================================================================================
 Financial Highlights
================================================================================

For a share of each class of capital stock outstanding throughout each year:


Class A Shares                                    1996(1)         1995           1994           1993           1992
===================================================================================================================
Net Asset Value, Beginning of Year              $16.50          $21.44         $18.89         $13.27         $13.93
-------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income (loss)                    0.08           (0.23)*        (0.06)         (0.02)         (0.10)
  Net realized and unrealized gain (loss)         6.37           (4.71)          2.61           5.64          (0.47)
-------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations               6.45           (4.94)          2.55           5.62          (0.57)
-------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                             --              --             --             --          (0.06)
  Capital                                           --              --             --             --          (0.03)
-------------------------------------------------------------------------------------------------------------------
Total Distributions                                 --              --             --             --          (0.09)
-------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                    $22.95          $16.50         $21.44         $18.89         $13.27
-------------------------------------------------------------------------------------------------------------------
Total Return                                     39.09%         (23.04)%        13.50%         42.35%         (4.09)%
-------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                 $50,521         $27,884        $41,370        $20,097        $14,138
-------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                        1.62%           1.99%          1.81%          2.17%          2.85%
  Net investment income (loss)                    0.15           (1.46)         (0.34)         (0.14)         (0.76)
-------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                            120%             40%            50%           108%            58%
-------------------------------------------------------------------------------------------------------------------
Average commissions per share
  paid on equity transactions(2)                 $0.02           $0.02             --             --             --
===================================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method, which more appropriately presents the per share data for the period since the use of the undistributed net investment income method does not accord with results of operations.
(2) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.
*    Includes realized gains and losses from foreign currency transactions.

================================================================================
 Financial Highlights (continued)
================================================================================

For a share of each class of capital stock outstanding throughout each year:


Class B Shares                                  1996(1)           1995           1994          1993(2)
========================================================================================================
Net Asset Value, Beginning of Year              $16.15           $21.14         $18.75         $13.35
--------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment loss                            (0.09)           (0.22)*        (0.33)         (0.15)
  Net realized and unrealized gain (loss)         6.26            (4.77)          2.72           5.55
--------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations               6.17            (4.99)          2.39           5.40
--------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                             --               --             --             --
--------------------------------------------------------------------------------------------------------
Total Distributions                                 --               --             --             --
--------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                    $22.32           $16.15         $21.14         $18.75
--------------------------------------------------------------------------------------------------------
Total Return                                     38.20%          (23.60)%        12.75%         40.45%+++
--------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                 $73,969          $25,747        $37,704        $40,895
--------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                        2.29%            2.62%          2.54%          2.98%+
  Net investment loss                            (0.83)           (2.11)         (1.06)         (0.96)+
--------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                            120%              40%            50%           108%
--------------------------------------------------------------------------------------------------------
Average commissions per share
  paid on equity transactions(3)                 $0.02            $0.02             --             --
========================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method, which more appropriately presents the per share data for the period since the use of the undistributed net investment income method does not accord with results of operations.
(2)  For the period from November 6, 1992 (inception date) to October 31, 1993.
(3) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.
*    Includes realized gains and losses from foreign currency transactions.
+++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

================================================================================
 Financial Highlights (continued)
================================================================================

For a share of each class of capital stock outstanding throughout each year:


Class C Shares                                        1996(1)         1995(2)
==============================================================================
Net Asset Value, Beginning of Year                    $16.16          $20.63
-------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income (loss)                          0.05           (0.29)*
  Net realized and unrealized gain (loss)               6.11           (4.18)
-------------------------------------------------------------------------------
Total Income (Loss) From Operations                     6.16           (4.47)
-------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                                   --              --
-------------------------------------------------------------------------------
Total Distributions                                       --              --
-------------------------------------------------------------------------------
Net Asset Value, End of Year                          $22.32          $16.16
-------------------------------------------------------------------------------
Total Return                                           38.12%         (21.67)%+++
-------------------------------------------------------------------------------
Net Assets, End of Year (000s)                        $7,602            $572
-------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                              2.25%           2.69%+
  Net investment loss                                  (0.21)          (1.97)+
-------------------------------------------------------------------------------
Portfolio Turnover Rate                                  120%             40%
-------------------------------------------------------------------------------
Average commissions per share
  paid on equity transactions(3)                       $0.02           $0.02
===============================================================================

(1) Per share amounts have been calculated using the monthly average shares method, which more appropriately presents the per share data for the period since the use of the undistributed net investment income method does not accord with results of operations.
(2)  For the period from November 7, 1994 (inception date) to October 31, 1995.
(3) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.
*    Includes realized gains and losses from foreign currency transactions.
+++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

================================================================================
 Independent Auditors' Report
================================================================================

The Shareholders and Board of Directors of
Smith Barney Natural Resources Fund Inc.:

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney Natural Resources Fund Inc. as of October 31, 1996, the related statement of operations for the year then ended and the statements of changes in net assets and financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the three-year period ended October 31, 1994 were audited by other auditors whose report thereon, dated December 29, 1994, expressed an unqualified opinion on those financial highlights.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996, by correspondence with the custodian. As to securities purchased or sold but not received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Smith Barney Natural Resources Fund Inc. as of October 31, 1996, the results of its operations for the year then ended and the changes in its net assets and financial highlights for each of the years in the two-year period then ended, in conformity with generally accepted accounting principles.

                                        /s/  KPMG PEAT MARWICK LLP

New York, New York
December 19, 1996

                      [This page intentionally left blank]

SMITH BARNEY
NATURAL RESOURCES
FUND INC.


DIRECTORS

Herbert Barg
Alfred J. Bianchetti
Martin Brody
Dwight B. Crane
Burt N. Dorsett
Elliot S. Jaffe
Stephen E. Kaufman
Joseph J. McCann
Heath B. McLendon, Chairman
Cornelius C. Rose, Jr.


OFFICERS

Heath B. McLendon
Chief Executive Officer

Jessica M. Bibliowicz
President

Lewis E. Daidone
Senior Vice President
and Treasurer

John Goode
Vice President and
Investment Officer

David Stadlin
Investment Officer

Irving P. David
Controller

Christina T. Sydor
Secretary


SMITH BARNEY
---------------------------------
A Member of TravelersGroup [LOGO]


INVESTMENT ADVISER
AND ADMINISTRATOR

Smith Barney Mutual Funds
Management Inc.


DISTRIBUTOR

Smith Barney Inc.


CUSTODIAN

The Bank of New York


SHAREHOLDER
SERVICING AGENT

First Data Investor Services Group, Inc.
P.O. Box 9134
Boston, MA 02205-9134


This report is submitted for the
general information of the shareholders
of Smith Barney Natural Resources Fund
Inc. It is not authorized for
distribution to prospective investors
unless accompanied or preceded by a
current Prospectus for the Fund, which
contains information concerning the
Fund's investment policies and expenses
as well as other pertinent information.


SMITH BARNEY
NATURAL RESOURCES
FUND INC.
388 Greenwich Street
New York, New York 10013


FD0299 12/96